Lease liabilities (Details 2) $ in Thousands	May 31, 2026 USD ($)
Lease Liabilities
Not later than one month	$ 143
Later than one month and not later than three months	285
Later than three months and not later than one year	1,285
Later than one year and not later than five years	1,048
Total undiscounted lease commitments	$ 2,761